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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference, in this Registration Statement on Form S-4, of our report dated August 20, 1997, on our audit of the consolidated financial statements of Granite Financial, Inc. and Subsidiaries. We also consent to the references to our firm under the caption "Experts".

                                        /s/ Ehrhardt Keefe Steiner & Hottman PC
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                                        Ehrhardt Keefe Steiner & Hottman PC

July 6, 1998
Denver, Colorado